SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                   Dateof Report (Date of earliest event
                       reported) September 13, 2000.

                INTERNATIONAL BUSINESS MACHINES CORPORATION

           (Exact name of registrant as specified in its charter)


                                             1-2360              13-0871985
            New York                    (Commission File      (I.R.S. Employer
   (State of Incorporation)                 Number)         Identification No.)

       Armonk, New York                       10504

 (Address of principal executive offices)  (Zip Code)

     Registrant's telephone number, including area code: 914-499-1900



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Item 7.   Financial Information, Pro Forma Financial Information and Exhibits.

     This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-37034 on Form S-3, effective June 20, 2000, the documents included as Exhibits 1 and 2 hereto, relating to euro 1,250,000,000,000 aggregate principal amount of debt securities of the Registrant.

     The following exhibits are hereby filed with this report:

        Exhibit
         Number                   Description
        -------                   -----------


        (1) Underwriting Agreement dated September 13, 2000, among International Business Machines Corporation, Deutsche Bank AG London, UBS AG, acting through its business group UBS Warburg, ABN AMRO Bank N.V., Bear, Stearns International Limited, BNP Paribas, Chase Manhattan International Limited, Credit Suisse First Boston (Europe) Limited and Salomon Brothers International Limited.

(2)                       Form of Floating Rate Note due September 26,
                          2002.


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           INTERNATIONAL BUSINESS MACHINES CORPORATION
                           -------------------------------------------
                                                       (Registrant)


                                  By:   /s/ Andrew Bonzani
                                        ------------------------------
                                        Name:  Andrew Bonzani
                                        Title: Assistant Secretary

Date:  September 25, 2000.


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                               Exhibit Index
                               -------------

Exhibit
Number                             Description
------                             -----------


(1) Underwriting Agreement dated September 13, 2000, among International Business Machines Corporation, Deutsche Bank AG London, UBS AG, acting through its business group UBS Warburg, ABN AMRO Bank N.V., Bear, Stearns International Limited, BNP Paribas, Chase Manhattan International Limited, Credit Suisse First Boston (Europe) Limited and Salomon Brothers International Limited.

(2)                Form of Floating Rate Note due September
                   26, 2002.